EXHIBIT 99.2

SOUTHWEST GAS CORPORATION

UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

Southwest Gas Corporation historically consisted of two segments: natural gas utility operations and construction services. In 2015, the Board of Directors (“Board”) of Southwest Gas Corporation authorized management to evaluate and pursue a holding company reorganization (“Reorganization”) to provide further separation between regulated utility operations and unregulated construction services businesses, and to provide additional financing flexibility. In connection with the Reorganization plans, a new holding company, Southwest Gas Holdings, Inc. (“SWG Holdings”) was created. In January 2017, SWG Holdings implemented the Reorganization, which consisted of converting each outstanding share of Southwest Gas Corporation common stock into a share of common stock of SWG Holdings and adjusting the corporate structure hierarchy of construction services. Following the Reorganization, Southwest Gas Corporation became a wholly owned subsidiary of publicly traded SWG Holdings, and Southwest Gas Corporation’s 96.6% interest in Centuri Construction Group (“Centuri”) was transferred to SWG Holdings. Thus, Centuri and Southwest Gas Corporation became subsidiaries of SWG Holdings, but Centuri was no longer a subsidiary of Southwest Gas Corporation. Shareholders of Southwest Gas Corporation immediately prior to consummation of the Reorganization own the same relative percentages of SWG Holdings upon consummation of the Reorganization. All of Southwest Gas Corporation’s outstanding debt securities (not associated with Centuri) at the time of the Reorganization remained at the Southwest Gas Corporation utility entity (“Southwest Gas”). Construction services debt outstanding would continue to be obligations solely of Centuri. After the Reorganization, debt securities could be issued by SWG Holdings, Southwest Gas, or Centuri.

Regulatory applications for preapproval of the Reorganization were filed with the Arizona Corporation Commission, the California Public Utilities Commission, and the Public Utilities Commission of Nevada in 2015. Approvals were received from all three state regulatory commissions in the first half of 2016 and final Board approval was announced on December 28, 2016. The completion of the holding company component of the Reorganization became effective January 1, 2017, and the transfer of Centuri to SWG Holdings was effective on January 3, 2017. The consolidated financial statements of SWG Holdings will reflect the same consolidated activities as the predecessor company. However, the financial statements of Southwest Gas (utility operations) will no longer reflect the activities of Centuri, and the outstanding debt securities (not associated with Centuri) at the time of the Reorganization will be obligations of Southwest Gas and not separate obligations of Centuri or SWG Holdings.

The following unaudited pro forma condensed financial statements for Southwest Gas (utility operations) are based on historical consolidated financial statements of Southwest Gas Corporation, as adjusted to reflect the Reorganization (i.e., the transfer of Centuri to SWG Holdings and that Centuri is no longer a subsidiary of Southwest Gas). The unaudited pro forma condensed statements of income for the nine months ended September 30, 2016 and each of the three years ended December 31, 2015, 2014, and 2013 give effect to the Reorganization as if it had occurred on January 1, 2013. The unaudited pro forma condensed balance sheet as of September 30, 2016 gives effect to the Reorganization as if it had occurred as of September 30, 2016.

The assumptions underlying the unaudited adjustments to the pro forma condensed financial statements are described in the accompanying notes, which should be read together with the pro forma condensed financial statements.

Southwest Gas Corporation

Unaudited Pro Forma Condensed Balance Sheet

As of September 30, 2016

(Thousands of dollars, except par value)

	Registrant Historical	Adjustments	Note 2	Pro Forma
ASSETS
Utility plant:
Gas plant	$6,118,900	$—		$6,118,900
Less: accumulated depreciation	(2,158,099)	—		(2,158,099)
Acquisition adjustments, net	234	—		234
Construction work in progress	105,847	—		105,847

Net utility plant	4,066,882	—		4,066,882

Other property and investments	348,565	(241,786)	(a)	106,779

Current assets:
Cash and cash equivalents	85,154	(7,082)	(a)	78,072
Accounts receivable, net of allowances	286,696	(225,799)	(a)	60,897
Accrued utility revenue	33,000	—		33,000
Income taxes receivable, net	38,369	(5,462)	(a)	32,907
Prepaids and other current assets	101,081	(13,410)	(a)	87,671

Total current assets	544,300	(251,753)		292,547

Noncurrent assets:
Goodwill	142,439	(132,344)	(a)	10,095
Deferred income taxes	783	(783)	(a)	—
Deferred charges and other assets	429,827	(14,618)	(a)	415,209

Total noncurrent assets	573,049	(147,745)		425,304

Total assets	$5,532,796	$(641,284)		$4,891,512

CAPITALIZATION AND LIABILITIES
Capitalization:
Common stock, $1 par (authorized - 60,000,000 shares; issued and outstanding - 47,482,068 shares)	$49,112	$—		$49,112
Additional paid-in capital	901,966	(5,777)	(a)	896,189
Accumulated other comprehensive income (loss), net	(46,300)	1,932	(a)	(44,368)
Retained earnings	720,401	(176,101)	(a)	544,300

Total Southwest Gas Corporation equity	1,625,179	(179,946)		1,445,233
Noncontrolling interest	(2,263)	2,263	(a)	—

Total equity	1,622,916	(177,683)		1,445,233
Redeemable noncontrolling interest	17,379	(17,379)	(a)	—
Long-term debt, less current maturities	1,592,946	(222,938)	(a)	1,370,008

Total capitalization	3,233,241	(418,000)		2,815,241

Commitments and contingencies
Current liabilities:
Current maturities of long-term debt	49,480	(24,480)	(a)	25,000
Accounts payable	138,810	(63,823)	(a)	74,987
Customer deposits	72,039	—		72,039
Income taxes payable, net	219	(219)	(a)	—
Accrued general taxes	46,323	—		46,323
Accrued interest	20,152	(625)		19,527
Deferred purchased gas costs	123,399	—		123,399
Other current liabilities	162,622	(74,635)	(a)	87,987

Total current liabilities	613,044	(163,782)		449,262

Deferred income taxes and other credits:
Deferred income taxes and investment tax credits, net	814,978	(36,097)	(a)	778,881
Accumulated removal costs	305,000	—		305,000
Other deferred credits and other long-term liabilities	566,533	(23,405)	(a)	543,128

Total deferred income taxes and other credits	1,686,511	(59,502)		1,627,009

Total capitalization and liabilities	$5,532,796	$(641,284)		$4,891,512

See the accompanying notes to the Unaudited Pro Forma Condensed Financial information.

Southwest Gas Corporation

Unaudited Pro Forma Condensed Statement of Income

For the nine months ended September 30, 2016

(In thousands, except per share amounts)

	Registrant Historical	Adjustments	Note 2	Pro Forma
Operating revenues:
Gas operating revenues	$980,927	$—		$980,927
Construction revenues	838,038	(838,038)	(a)	—

Total operating revenues	1,818,965	(838,038)		980,927

Operating expenses:
Net cost of gas sold	324,072	—		324,072
Operations and maintenance	301,979	—		301,979
Depreciation and amortization	217,764	(43,351)	(a)	174,413
Taxes other than income taxes	39,480	—		39,480
Construction expenses	757,919	(757,919)	(a)	—

Total operating expenses	1,641,214	(801,270)		839,944

Operating income	177,751	(36,768)		140,983

Net interest deductions	(54,100)	4,945	(a)	(49,155)
Other income (deductions)	6,756	(44)		6,712

Total other income and (expenses)	(47,344)	4,901		(42,443)

Income before income taxes	130,407	(31,867)		98,540
Income tax expense	43,046	(12,042)	(a)	31,004

Net income	87,361	(19,825)		67,536
Net income attributable to noncontrolling interests	500	(500)	(a)	—

Net income attributable to Southwest Gas Corporation	$86,861	$(19,325)		$67,536

Basic earnings per share	$1.83	N/A		N/A

Diluted earnings per share	$1.82	N/A		N/A

Average number of common shares outstanding	47,464	N/A	(b)	N/A
Average shares outstanding (assuming dilution)	47,802	N/A	(b)	N/A

See the accompanying notes to the Unaudited Pro Forma Condensed Financial information.

Southwest Gas Corporation

Unaudited Pro Forma Condensed Statement of Income

For the year ended December 31, 2015

(In thousands, except per share amounts)

	Registrant Historical	Adjustments	Note 2	Pro Forma
Operating revenues:
Gas operating revenues	$1,454,639	$—		$1,454,639
Construction revenues	1,008,986	(1,008,986)	(a)	—

Total operating revenues	2,463,625	(1,008,986)		1,454,639

Operating expenses:
Net cost of gas sold	563,809	—		563,809
Operations and maintenance	393,199	—		393,199
Depreciation and amortization	270,111	(56,656)	(a)	213,455
Taxes other than income taxes	49,393	—		49,393
Construction expenses	898,781	(898,781)	(a)	—

Total operating expenses	2,175,293	(955,437)		1,219,856

Operating income	288,332	(53,549)		234,783

Net interest deductions	(71,879)	7,784	(a)	(64,095)
Other income (deductions)	2,879	(587)	(a)	2,292

Total other income and (expenses)	(69,000)	7,197		(61,803)

Income before income taxes	219,332	(46,352)		172,980
Income tax expense	79,902	(18,547)	(a)	61,355

Net income	139,430	(27,805)		111,625
Net income attributable to noncontrolling interests	1,113	(1,113)	(a)	—

Net income attributable to Southwest Gas Corporation	$138,317	$(26,692)		$111,625

Basic earnings per share	$2.94	N/A		N/A

Diluted earnings per share	$2.92	N/A		N/A

Average number of common shares outstanding	46,992	N/A	(b)	N/A
Average shares outstanding (assuming dilution)	47,383	N/A	(b)	N/A

See the accompanying notes to the Unaudited Pro Forma Condensed Financial information.

Southwest Gas Corporation

Unaudited Pro Forma Condensed Statement of Income

For the year ended December 31, 2014

(In thousands, except per share amounts)

	Registrant Historical	Adjustments	Note 2	Pro Forma
Operating revenues:
Gas operating revenues	$1,382,087	$—		$1,382,087
Construction revenues	739,620	(739,620)	(a)	—

Total operating revenues	2,121,707	(739,620)		1,382,087

Operating expenses:
Net cost of gas sold	505,356	—		505,356
Operations and maintenance	383,732	—		383,732
Depreciation and amortization	253,027	(48,883)	(a)	204,144
Taxes other than income taxes	47,252	—		47,252
Construction expenses	647,857	(647,857)	(a)	—

Total operating expenses	1,837,224	(696,740)		1,140,484

Operating income	284,483	(42,880)		241,603

Net interest deductions	(72,069)	3,770	(a)	(68,299)
Other income (deductions)	7,107	58	(a)	7,165

Total other income and (expenses)	(64,962)	3,828		(61,134)

Income before income taxes	219,521	(39,052)		180,469
Income tax expense	78,373	(14,776)	(a)	63,597

Net income	141,148	(24,276)		116,872
Net income attributable to noncontrolling interests	22	(22)	(a)	—

Net income attributable to Southwest Gas Corporation	$141,126	$(24,254)		$116,872

Basic earnings per share	$3.04	N/A		N/A

Diluted earnings per share	$3.01	N/A		N/A

Average number of common shares outstanding	46,494	N/A	(b)	N/A
Average shares outstanding (assuming dilution)	46,944	N/A	(b)	N/A

See the accompanying notes to the Unaudited Pro Forma Condensed Financial information.

Southwest Gas Corporation

Unaudited Pro Forma Condensed Statement of Income

For the year ended December 31, 2013

(In thousands, except per share amounts)

	Registrant Historical	Adjustments	Note 2	Pro Forma
Operating revenues:
Gas operating revenues	$1,300,154	$—		$1,300,154
Construction revenues	650,628	(650,628)	(a)	—

Total operating revenues	1,950,782	(650,628)		1,300,154

Operating expenses:
Net cost of gas sold	436,001	—		436,001
Operations and maintenance	384,914	—		384,914
Depreciation and amortization	236,817	(42,969)	(a)	193,848
Taxes other than income taxes	45,551	—		45,551
Construction expenses	573,284	(573,284)	(a)	—

Total operating expenses	1,676,567	(616,253)		1,060,314

Operating income	274,215	(34,375)		239,840

Net interest deductions	(63,700)	1,145	(a)	(62,555)
Other income (deductions)	12,300	(39)	(a)	12,261

Total other income and (expenses)	(51,400)	1,106		(50,294)

Income before income taxes	222,815	(33,269)		189,546
Income tax expense	77,942	(12,565)	(a)	65,377

Net income	144,873	(20,704)		124,169
Net income attributable to noncontrolling interests	(447)	447	(a)	—

Net income attributable to Southwest Gas Corporation	$145,320	$(21,151)		$124,169

Basic earnings per share	$3.14	N/A		N/A

Diluted earnings per share	$3.11	N/A		N/A

Average number of common shares outstanding	46,318	N/A	(b)	N/A
Average shares outstanding (assuming dilution)	46,758	N/A	(b)	N/A

See the accompanying notes to the Unaudited Pro Forma Condensed Financial information.

Note 1 — Basis of Presentation

The unaudited pro forma condensed financial statements for Southwest Gas (utility operations) are based on historical consolidated financial statements of Southwest Gas Corporation, as adjusted to reflect the Reorganization (i.e., the transfer of Centuri to SWG Holdings and that Centuri is no longer a subsidiary of Southwest Gas). The unaudited pro forma condensed statements of income for the nine months ended September 30, 2016 and each of the three years ended December 31, 2015, 2014, and 2013 give effect to the Reorganization as if it had occurred on January 1, 2013. The unaudited pro forma condensed balance sheet as of September 30, 2016 gives effect to the Reorganization as if it had occurred as of September 30, 2016. The historical consolidated financial statements have been adjusted in the pro forma condensed financial statements to reflect that Centuri will no longer be a subsidiary of Southwest Gas and that Southwest Gas will be a wholly owned subsidiary of Southwest Gas Holdings, Inc. The adjustments are directly attributable to the holding company reorganization.

The pro forma financial statements may not be useful in predicting the future financial condition and results of operations of Southwest Gas. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. Dividends historically paid by Southwest Gas through the Balance Sheet date presented above continue to be reflected in retained earnings on a pro forma basis for Southwest Gas, as management would expect that the process of holding company dividend declaration and payment (associated with holders of shares in the holding company subsequent to the one-for-one conversion) would occur coincident with comparable dividends paid by Southwest Gas to its sole shareholder (the parent holding company) in association with a holding company structure.

Note 2 – Pro Forma Adjustments

The following adjustments have been reflected in the unaudited pro forma condensed combined financial information:

(a)	Adjustment to reflect the elimination of Centuri as a subsidiary of Southwest Gas and elimination of the noncontrolling interests associated with construction services activities.

(b)	Adjustment to reflect that Southwest Gas will be a wholly owned subsidiary of SWG Holdings and that Southwest Gas stock will not be publicly traded.